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                                                                  EXHIBIT 23.3


                             CONSENT OF INDEPENDENT AUDITORS


We consent to the inclusion in Form 8-K of Pinnacle Financial Services, Inc., of our report dated May 23, 1997 on the consolidated financial statements of CB Bancorp, Inc. included in its Annual Report on Form 10-KSB for the year ended March 31, 1997.


                                       /s/ Crowe, Chizek and Company LLP
                                       ------------------------------------
                                           Crowe, Chizek and Company LLP


South Bend, Indiana
February 10, 1998